UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 22, 2019

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company.☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                   Results of Operations and Financial Condition.

On July 22, 2019, Global Partners LP (the “Partnership,” “we,” “us” or “our”) issued a press release announcing its intent to commence a private offering to eligible purchasers, subject to market and other conditions, of $400,000,000 in aggregate principal amount of senior unsecured notes due 2027 (the “Offering”). In connection with the commencement of the Offering, the Partnership is disclosing the following preliminary financial information for the three months ended June 30, 2019:

Preliminary Estimate of Selected Second Quarter 2019 Financial Results

The following preliminary financial information reflects management’s estimates based solely upon information available to us as of the date hereof. The preliminary financial results presented below are not a comprehensive statement of our financial results for the three months ended June 30, 2019. In addition, the preliminary financial results presented below have not been audited, reviewed, or compiled by our independent registered public accounting firm. The preliminary financial results presented below are subject to the completion of our financial closing procedures, which have not yet been completed. Our actual results for the three months ended June 30, 2019 are not available and may differ materially from these estimates. Therefore, you should not place undue reliance upon these preliminary financial results. For instance, during the course of the preparation of the respective financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial results presented below may be identified. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.

Although our results of operations as of and for the three months ended June 30, 2019 are not yet final, based on the information and data currently available, we estimate, on a preliminary basis, that for the three months ended June 30, 2019, the net income attributable to Global Partners LP will be within a range of $8.6 million to $13.6 million, EBITDA will be within a range of $58.1 million to $63.1 million and Adjusted EBITDA will be within a range of $57.0 million to $62.0 million.

EBITDA and Adjusted EBITDA.  We define EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted for gains or losses on the sale and disposition of assets and goodwill and long-lived asset impairment charges. EBITDA and Adjusted EBITDA are non-GAAP financial measures used as supplemental financial measures by management and may be used by external users of our consolidated financial statements, such as investors, commercial banks and research analysts, to assess:

•                  our compliance with certain financial covenants included in our debt agreements;

•                  our financial performance without regard to financing methods, capital structure, income taxes or historical cost basis;

•                  our ability to generate cash sufficient to pay interest on our indebtedness and to make distributions to our partners;

•                  our operating performance and return on invested capital as compared to those of other companies in the wholesale, marketing, storing and distribution of refined petroleum products, renewable fuels, crude oil and propane, and in the gasoline stations and convenience stores business, without regard to financing methods and capital structure; and

•                  the viability of acquisitions and capital expenditure projects and the overall rates of return of alternative investment opportunities.

EBITDA and Adjusted EBITDA should not be considered as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income, and these measures may vary among other companies. Therefore, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Preliminary Financial Reconciliations.  The following tables present preliminary financial reconciliations of EBITDA and Adjusted EBITDA to the GAAP financial measure of net income for the three months ended June 30, 2019 (estimated):

	Three Months Ended June 30, 2019
	(low)	(high)
	(in millions)
Net income	$8.5	$13.5
Net loss attributable to noncontrolling interest	0.1	0.1
Net income attributable to Global Partners LP	8.6	13.6
Depreciation and amortization, excluding the impact of noncontrolling interest	26.0	26.0
Interest expense	23.0	23.0
Income tax expense	0.5	0.5
EBITDA	58.1	63.1
Net gain on sale and disposition of assets	(1.1)	(1.1)
Adjusted EBITDA	$57.0	$62.0

The information furnished pursuant to Item 2.02 in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01                   Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

On July 22, 2019, the Partnership issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding $375,000,000 aggregate principal amount of its 6.25% senior notes due 2022. The terms and conditions of the Tender Offer are described in an Offer to Purchase, dated July 22, 2019, and the Letter of Transmittal and Notice of Guaranteed Delivery relating thereto. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities or the Exchange Act.

Item 8.01                   Other Information.

On July 22, 2019, the Partnership issued a press release announcing its intent to commence the Offering to fund the Tender Offer and to repay a portion of the borrowings outstanding under its credit agreement. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Forward Looking Statements

The disclosure in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws that involve material risk and uncertainties. Many possible events or factors could cause the Partnership’s actual results to differ materially from those that may be described or implied in the forward-looking statements. As such, no forward-looking statement can be guaranteed. Differences in actual results may arise as a result of a number of factors including, without limitation, risk factors discussed in the Partnership’s Form 10-K for the year ended December 31, 2018, the Partnership’s Form 10-Q for the quarter ended March 31, 2019 and other documents filed by the Partnership with the Securities and Exchange Commission from time to time.

You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Current Report on Form 8-K. The Partnership undertakes no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1*	Global Partners LP Press Release dated July 22, 2019, announcing the commencement of the Tender Offer.

99.2	Global Partners LP Press Release dated July 22, 2019, announcing the Offering.

*                 Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: July 22, 2019	By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary